ASSET ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2022
ASSET ACQUISITION
Schedule of asset acquisition
Net identifiable assets In thousands of USD	At July 1, 2022
Investment properties	34,986
Other assets	529
Other liabilities	8,727
Net identifiable assets	26,788

Schedule of purchase consideration for asset acquisition
Purchase consideration In thousands of USD	At July 1, 2022
Cash consideration paid	5,187
Liabilities settled	21,107
Transaction costs	494
Total consideration	26,788